UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

Item 1.	Reports to Stockholders.

THE ADVISORS' INNER CIRCLE FUND II

GRT CAPITAL PARTNERS, L.L.C.

GRT ABSOLUTE RETURN FUND

Annual Report **July 31, 2014**

Investment Adviser:

GRT Capital Partners, L.L.C.

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The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-GRT-4GRT; and (ii) on the Commission’s website at http://www.sec.gov.

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JULY 31, 2014

SHAREHOLDERS’ LETTER

July 31, 2014

Dear Shareholders:

We are pleased to provide you with this annual report for the GRT Absolute Return Fund (the “Fund”), which covers the period from July 31, 2013 through July 31, 2014.

During the past year, the Fund’s total return was 7.61% compared to 11.33% for the Benchmark. The Benchmark for this Fund is a 60/40 blend of the Wilshire 5000 Total Market Index and the Barclays U.S. Aggregate Bond Index.

As we have said, there are three key elements of our approach.

First, we described this Fund as a “go anywhere, do anything” style of fund which uses asset classes from large cap growth equities to small cap value equities, from inflation adjusting government bonds (“TIPS”) to high yield corporate bonds, from “trade-able” timber to gold mining equities, from cash equivalents to many other asset classes. The Fund will also sell short various asset classes.

Second, we described our investment strategy as seeking a positive return under most market conditions. We are concerned with the preservation and growth of real purchasing power, taking into account inflation or the declining value of money over time.

Third, we explained that a key part of our toolkit will be sentiment analysis. Using sentiment metrics that have a long enough history to provide us with a useful calibration, we will tend to be cautious on asset classes when we believe that most investors are overly enthusiastic. On the other hand, when most investors appear to be panicked and selling, we hope to be buying at attractive prices and valuations.

During the past fiscal year, the Fund continued to preserve capital — but did underperform the index again. This last year saw a backdrop of renewed speculative activity in the broad market. For example, the first three months of 2014 saw stocks with positive earnings underperform those with no or negative earnings. Making matters worse, this statistic was true for almost every sector.

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Since the Federal Reserve’s (the “Fed’s”) extraordinary actions started 5 years ago, volatility in the equity market (as measured by the Chicago Board of Trade Volatility Index (“VIX”)) is down 88%. This is no doubt fueling investor complacency as they reach for higher returns. We are not being “sucked in” to the momentum/growth trade which appears to be fueled by investors’ increased appetite for risk.

The actions of the Fed have been putting investors in a difficult situation by removing low risk investments from their opportunity set. This has resulted in the bidding up of most — if not all — asset class prices. But high current prices suggest future low returns.

Our portfolio is invested with this in mind. Where appropriate, we have avoided/shorted the hyper-valued names, and some particularly hyped groups. Our long investments favor solid companies which we believe are trading at relatively favorable levels.

We remain convinced that our hedged value approach will prove prudent for the preservation and appreciation of capital.

GRT Absolute Return Fund

Greg Fraser, CFA

Rudy Kluiber, CFA

Tim Krochuk, CFA

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth less than the original cost. Current performance may be higher or lower than the performance quoted. Performance data current to the most recent month end can be obtained by calling 1-877-GRT-4GRT.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective. Losses from short sales are theoretically unlimited. Diversification may not protect against loss.

This represents the manager’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

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JULY 31, 2014

Definition of the Comparative Indices

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Wilshire 5000 Total Market Index, or more simply the Wilshire 5000, is a market-capitalization-weighted index of the market value of all stocks actively traded in the U.S. Currently, the index contains over 4,100 components. The index is intended to measure the performance of most publicly traded companies headquartered in the U.S., with readily available price data.

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JULY 31, 2014

Growth of a $10,000 Investment

	ANNUALIZED TOTAL RETURN FOR THE PERIOD ENDED JULY 31, 2014
	One Year Return	Three Year Return	Annualized Inception to Date*
GRT Absolute Return Fund, Advisor Class	7.61%	2.21%	1.79%
60/40 Hybrid Wilshire 5000 Total Market Index & Barclays U.S. Aggregate Bond Index	11.33%	11.13%	10.71%
Wilshire 5000 Total Market Index	16.31%	16.44%	15.05%
Barclays U.S. Aggregate Bond Index	3.97%	3.04%	3.98%

*The Fund commenced operations on December 14, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 3.

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JULY 31, 2014

SECTOR WEIGHTINGS (Unaudited)†:

	Long	Short	Net
Energy	19.4%	(0.5)%	18.9%
Information Technology	16.1	(0.4)	15.7
Health Care	13.0	(0.0)	13.0
Materials	11.1	(0.0)	11.1
Consumer Staples	9.1	(0.0)	9.1
Industrials	8.9	(0.5)	8.4
Consumer Discretionary	8.9	(2.6)	6.3
Financials	8.7	(1.0)	7.7
Exchange Traded Funds	2.3	(0.0)	2.3
Telecommunication Services	1.0	(0.0)	1.0
Short-Term Investment	0.4	(0.0)	0.4
Exchange Traded Note	0.4	(0.0)	0.4
Closed-End Fund	0.4	(0.0)	0.4
Utilities	0.2	(0.0)	0.2
Preferred Stock	0.1	(0.0)	0.1
Warrants	0.0	(0.0)	0.0

Total Investments			95.0

Other Assets and Liabilities			5.0

			100.0%

†	Percentages are based on total investments. Purchased and written options are excluded.

SCHEDULE OF INVESTMENTS COMMON STOCK — 90.5%

	Shares	Value

CONSUMER DISCRETIONARY — 8.3%
Bed Bath & Beyond*	2,500	$158,225
Gap (A)(B)	6,000	240,660
Hanesbrands (B)	2,000	195,420
Honda Motor ADR	2,000	69,760
Murphy USA*	250	12,355
Photo-Me International	5,000	12,177
Sirius XM Canada Holdings, Cl A	400	2,711
Staples (A)	6,000	69,540
Target (A)	1,000	59,590
Tata Motors ADR	1,000	39,320
TJX (A)	1,600	85,264

		945,022

The accompanying notes are an integral part of the financial statements.

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JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES — 8.6%
Archer Daniels Midland (B)	3,000	$139,200
Clorox (A)	1,000	86,870
Colgate-Palmolive (A)	600	38,040
Diageo ADR (A)	500	60,110
JM Smucker (A)(B)	1,600	159,424
Kimberly-Clark (A)(B)	2,000	207,740
Kraft Foods Group (A)	766	41,046
Mondelez International, Cl A (A)	2,000	72,000
PepsiCo (A)	1,000	88,100
Unilever ADR	1,000	43,230
Village Farms International*	30,000	35,768

		971,528

ENERGY — 18.2%
Anadarko Petroleum	600	64,110
Bankers Petroleum*	5,000	28,248
Birchcliff Energy*	12,000	119,851
Canacol Energy*	2,000	12,932
Canadian Natural Resources	3,000	130,800
Cenovus Energy	2,500	76,750
Chevron	500	64,620
Clayton Williams Energy*	400	42,564
ConocoPhillips (A)(B)	1,300	107,250
Consol Energy	3,000	116,460
DeeThree Exploration*	10,000	105,104
Denison Mines*	6,000	7,860
Encana	5,000	107,750
Hess (A)	2,500	247,450
Marathon Oil (A)(B)	3,000	116,250
National Oilwell Varco	400	32,416
Painted Pony Petroleum, Cl A*	3,000	31,834
Parkland Fuel	4,000	75,535
Phillips 66 (A)	600	48,666
Questor Technology*	2,000	6,182
Suncor Energy (B)	6,000	246,420
Surge Energy	3,000	23,387
Tamarack Valley Energy*	2,000	11,519
Whiting Petroleum (A)(B)*	2,500	221,225
Xtreme Drilling and Coil Services*	4,000	17,462

		2,062,645

The accompanying notes are an integral part of the financial statements.

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JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

FINANCIALS — 8.1%
Alaris Royalty	2,000	$57,945
Bank of New York Mellon	1,200	46,848
Berkshire Hathaway, Cl B*	500	62,715
CBOE Holdings	3,000	145,410
Enterprise Group*	60,000	49,326
First Pacific ADR	3,000	18,090
Janus Capital Group (B)	4,000	45,560
JPMorgan Chase (A)	1,500	86,505
Sprott	30,000	81,166
Wells Fargo (A)	2,000	101,800
Weyerhaeuser (A)	6,000	187,920
WPT Industrial Real Estate*	4,000	40,000

		923,285

HEALTH CARE — 12.2%
Abbott Laboratories	2,000	84,240
AbbVie	2,000	104,680
Boston Scientific*	10,000	127,800
Express Scripts Holding*	500	34,825
GlaxoSmithKline ADR (A)(B)	2,000	96,740
Hologic (A)(B)*	4,000	104,280
Medtronic (A)(B)	1,500	92,610
Merck (A)(B)	4,000	226,960
Novartis ADR	3,000	260,820
Sanofi ADR (A)	4,000	209,080
Trinity Biotech ADR	1,500	34,845
Tweed Marijuana*	4,000	8,915

		1,385,795

INDUSTRIALS — 8.4%
Ag Growth International*	2,000	89,458
Allegion	833	42,841
Bri-Chemical*	10,000	16,967
Civeo	1,000	25,400
Delta Air Lines (A)(B)	3,000	112,380
Exelis	2,000	33,680
Hertz Global Holdings (B)*	4,000	112,880
Ingersoll-Rand	1,000	58,790
ITT	2,500	114,925
JetBlue Airways (B)*	1,000	10,720
NOW*	100	3,219
Ritchie Brothers Auctioneers	2,000	48,440

The accompanying notes are an integral part of the financial statements.

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JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Siemens ADR	800	$98,800
Tyco International (B)	2,500	107,875
Xylem	2,000	70,580

		946,955

INFORMATION TECHNOLOGY — 15.1%
Apple (B)	1,400	133,798
COM DEV International	6,000	22,727
Computer Sciences (A)(B)	3,000	187,170
CUI Global*	1,000	6,210
Dolby Laboratories, Cl A (A)(B)*	1,500	66,960
Flextronics International (B)*	8,000	83,120
Google, Cl A (A)*	300	173,865
Google, Cl C (A)*	100	57,160
Hewlett-Packard (A)	5,000	178,050
Intuit (B)	1,000	81,970
Juniper Networks (A)	2,000	47,080
Liquidity Services (B)*	4,000	53,960
Mastercard, Cl A	1,000	74,150
Microsoft (A)	4,000	172,640
MKS Instruments (A)	2,000	63,560
Oracle (A)(B)	3,000	121,170
QUALCOMM	1,500	110,550
Symbility Solutions*	25,000	6,305
Xerox (B)	5,000	66,300

		1,706,745

MATERIALS — 10.4%
Agnico-Eagle Mines (B)	4,000	148,760
Agrium (B)	1,500	136,620
Alacer Gold	6,000	13,702
Altius Minerals*	3,000	40,418
Barrick Gold	5,000	90,400
Burcon NutraScience*	3,212	11,081
CF Industries Holdings	200	50,068
Constellium, Cl A*	3,000	86,940
Dominion Diamond*	4,000	56,000
Goldcorp	1,500	41,100
Golden Star Resources*	50,000	26,955
Ivanhoe Mines, Cl A*	10,000	13,849
Nevsun Resources	15,000	57,000
North American Energy Partners*	3,000	21,750

The accompanying notes are an integral part of the financial statements.

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JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

MATERIALS — continued
Osisko Gold Royalties*	2,000	$28,523
Polaris Minerals*	12,000	28,065
Royal Gold	1,000	75,570
ShawCor	1,000	50,617
Silver Wheaton	6,000	156,660
Stornoway Diamond*	20,000	12,106
Turquoise Hill Resources*	10,000	34,600

		1,180,784

TELECOMMUNICATION SERVICES — 1.0%
China Mobile ADR (B)	500	27,245
Newsat*	50,000	9,525
Vodafone Group ADR (A)	2,181	72,453

		109,223

UTILITIES — 0.2%
Piedmont Natural Gas	500	17,345

TOTAL COMMON STOCK (Cost $7,513,336)		10,249,327

REGISTERED INVESTMENT COMPANIES — 2.8%
CLOSED-END FUND — 0.3%

AllianceBernstein Income Fund (Cost $38,482)	5,000	37,250

EXCHANGE TRADED FUNDS — 2.2%

iShares 20+ Year Treasury Bond ETF	400	45,592
iShares MSCI Japan Small Cap	500	27,950
iShares MSCI Singapore	1,000	14,060
Vanguard FTSE Emerging Markets ETF (A)	3,000	131,160
WisdomTree Japan SmallCap Dividend Fund	500	26,590

TOTAL EXCHANGE TRADED FUNDS (Cost $214,978)		245,352

EXCHANGE TRADED NOTE — 0.3%

PowerShares DB Inverse Japanese Government Bond Futures* (Cost $39,485)	2,000	37,256

TOTAL REGISTERED INVESTMENT COMPANIES (Cost $292,945)		319,858

The accompanying notes are an integral part of the financial statements.

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JULY 31, 2014

PREFERRED STOCK — 0.1%

	Shares/ Number of Warrants	Value

CONSUMER DISCRETIONARY — 0.1%
RONA, 5.250% (C)	800	$15,481

TOTAL PREFERRED STOCK (Cost $15,224)		15,481

WARRANTS — 0.0%
Stornoway Diamond* Expires 07/08/2016 (Cost $1,027)	10,000	1,192

SHORT-TERM INVESTMENT — 0.4%
Fidelity Institutional Money Market Funds - Money Market Portfolio, Cl I, 0.040% (D) (Cost $44,498)	44,498	44,498

TOTAL INVESTMENTS — 93.8% (Cost $7,867,030)		$10,630,356

SECURITIES SOLD SHORT COMMON STOCK — (4.7)%

CONSUMER DISCRETIONARY — (2.5)%
Papa Murphy’s Holdings*	(1,000)	(8,240)
Under Armour, Cl A*	(3,200)	(213,600)
Zoe’s Kitchen*	(2,000)	(58,020)

		(279,860)

ENERGY — (0.5)%
Ring Energy*	(3,000)	(51,900)
Whiting USA Trust I	(2,000)	(5,120)

		(57,020)

FINANCIALS — (0.9)%
FXCM, Cl A	(5,000)	(68,100)
Moelis, Cl A	(1,000)	(34,060)

		(102,160)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
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JULY 31, 2014

SECURITIES SOLD SHORT COMMON STOCK — continued

	Shares/ Contracts	Value

HEALTH CARE — (0.0)%
Oragenics*	(2,000)	$(3,500)

INDUSTRIALS — (0.5)%
Capstone Turbine*	(40,000)	(55,600)

INFORMATION TECHNOLOGY — (0.3)%
GrubHub*	(1,000)	(36,290)

TOTAL SECURITIES SOLD SHORT— (4.7)% (Proceeds $343,719)		$(534,430)

PURCHASED OPTIONS‡* — 8.9%

Call
Allied New Gold Call
Expires 1/16/2016, Strike Price $3.00	250	26,250
Bank of America Call
Expires 1/17/2015, Strike Price $15.00	30	3,360
Barrick Gold Call
Expires 1/16/2016, Strike Price $10.00	15	12,225
Goldcorp Call
Expires 1/16/2016, Strike Price $18.00	20	18,800
Gran Tierra Energy Call
Expires 11/22/2014, Strike Price $7.50	60	600
Magnum Hunter Resources Call
Expires 1/16/2016, Strike Price $5.00	20	5,000
MannKind Call
Expires 1/16/2016, Strike Price $5.00	10	4,400
Peabody Energy Call
Expires 1/17/2015, Strike Price $15.00	20	2,700
Penn Virginia Call
Expires 1/16/2016, Strike Price $5.00	10	8,000
Suncor Energy Call
Expires 1/17/2015, Strike Price $25.00	20	31,100
Thompson Creek Metals Call
Expires 1/17/2015, Strike Price $5.00	200	2,000
Turquoise Hill Resources Call
Expires 1/17/2015, Strike Price $5.00	100	1,500
Expires 1/16/2016, Strike Price $2.00	50	7,250
Ultra Petroleum Call
Expires 1/16/2016, Strike Price $15.00	10	8,800
Yamana Gold Call
Expires 1/17/2015, Strike Price $8.00	50	5,450

		137,435

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
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JULY 31, 2014

PURCHASED OPTIONS‡* — continued

	Contracts	Value

Put
3D Systems Put
Expires 1/17/2015, Strike Price $50.00	5	$3,750
Expires 1/16/2016, Strike Price $45.00	4	4,160
Expires 1/16/2016, Strike Price $50.00	8	10,800
Advanced Micro Devices Put
Expires 1/17/2015, Strike Price $3.50	100	3,200
Expires 1/17/2015, Strike Price $4.00	50	2,750
American Vanguard Put
Expires 2/21/2015, Strike Price $10.00	20	400
AthenaHealth Put
Expires 1/17/2015, Strike Price $175.00	2	10,480
Expires 1/16/2016, Strike Price $135.00	4	12,960
ChannelAdvisor Put
Expires 9/20/2014, Strike Price $40.00	10	16,700
Cheniere Energy Put
Expires 1/17/2015, Strike Price $27.00	20	100
Expires 1/17/2015, Strike Price $40.00	5	15
Expires 1/16/2016, Strike Price $40.00	5	505
Clean Energy Fuels Put
Expires 1/17/2015, Strike Price $5.00	107	535
Expires 1/17/2015, Strike Price $8.00	50	1,500
Concur Technologies Put
Expires 8/16/2014, Strike Price $110.00	4	6,040
Expires 11/22/2014, Strike Price $110.00	10	17,100
Cornerstone OnDemand Put
Expires 11/22/2014, Strike Price $40.00	15	5,250
Expires 11/22/2014, Strike Price $45.00	10	6,200
Cvent Put
Expires 10/18/2014, Strike Price $35.00	25	18,250
Dice Holdings Put
Expires 11/22/2014, Strike Price $10.00	30	3,300
Direxion Daily S&P500 Bull 3X Shares Put
Expires 10/18/2014, Strike Price $80.00	30	26,400
Direxion Daily Semicondct Bull 3X Shares Put
Expires 11/22/2014, Strike Price $105.00	5	7,100
Expires 11/22/2014, Strike Price $125.00	20	56,000
Direxion Daily Small Cap Bull 3X Shares Put
Expires 10/18/2014, Strike Price $60.00	10	4,500
Expires 10/18/2014, Strike Price $80.00	20	28,640
Expires 10/18/2014, Strike Price $90.00	20	43,400
Expires 1/17/2015, Strike Price $75.00	20	26,200
Expires 1/17/2015, Strike Price $85.00	5	10,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
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JULY 31, 2014

PURCHASED OPTIONS‡* — continued

	Contracts	Value

E*Trade Financial Put
Expires 1/17/2015, Strike Price $20.00	40	$5,560
Endeavour International Put
Expires 1/17/2015, Strike Price $5.00	50	18,000
ExamWorks Group Put
Expires 9/20/2014, Strike Price $30.00	50	750
ExOne Company Put
Expires 11/22/2014, Strike Price $35.00	5	3,400
Facebook Put
Expires 1/17/2015, Strike Price $55.00	2	240
Expires 1/16/2016, Strike Price $50.00	5	1,675
GenMark Diagnostics Put
Expires 10/18/2014, Strike Price $10.00	20	1,000
Goodyear Tire & Rubber Company Put
Expires 1/17/2015, Strike Price $20.00	50	2,300
GrubHub Put
Expires 12/20/2014, Strike Price $40.00	20	13,400
Guidewire Software Put
Expires 10/18/2014, Strike Price $50.00	10	9,100
Intrexon Put
Expires 1/17/2015, Strike Price $25.00	20	10,400
InvenSense Put
Expires 9/30/2014, Strike Price $20.00	20	2,100
iShares Russell 2000 Put
Expires 10/18/2014, Strike Price $110.00	50	17,450
Jabil Circuit Put
Expires 1/17/2015, Strike Price $15.00	65	975
L Brands Put
Expires 1/17/2015, Strike Price $41.00	25	500
Lumber Liquidators Put
Expires 1/17/2015, Strike Price $75.00	5	10,200
Michael Kors Holdings Put
Expires 1/17/2015, Strike Price $65.00	5	765
Expires 1/16/2016, Strike Price $65.00	5	2,900
Morgan Stanley Put
Expires 1/17/2015, Strike Price $25.00	40	1,200
Netflix Put
Expires 1/17/2015, Strike Price $200.00	5	225
Opko Health Put
Expires 1/17/2015, Strike Price $10.00	40	8,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

PURCHASED OPTIONS‡* — continued

	Contracts	Value

Pandora Media Put
Expires 1/17/2015, Strike Price $25.00	10	$3,700
Expires 1/17/2015, Strike Price $30.00	5	3,350
Expires 1/16/2016, Strike Price $30.00	5	4,525
Plug Power Put
Expires 1/17/2015, Strike Price $4.00	10	710
Expires 1/17/2015, Strike Price $10.00	40	21,200
Expires 1/17/2015, Strike Price $12.00	10	6,950
Expires 1/16/2016, Strike Price $10.00	10	6,050
Expires 1/16/2016, Strike Price $12.00	10	7,450
PowerShares QQQ Put
Expires 12/20/2014, Strike Price $79.63	30	1,680
PowerShares Senior Loan ETF Put
Expires 1/17/2015, Strike Price $25.00	10	900
ProShares Ultra QQQ Put
Expires 10/18/2014, Strike Price $80.00	10	300
Expires 10/18/2014, Strike Price $95.00	20	2,560
Expires 1/17/2015, Strike Price $75.00	10	620
Expires 1/17/2015, Strike Price $80.00	20	1,800
Expires 1/17/2015, Strike Price $100.00	10	3,600
Expires 1/17/2015, Strike Price $110.00	5	2,825
Expires 1/17/2015, Strike Price $125.00	5	6,600
Rackspace Hosting Put
Expires 1/17/2015, Strike Price $27.50	50	10,500
Expires 1/17/2015, Strike Price $30.00	10	3,300
Expires 1/17/2015, Strike Price $35.00	25	14,750
Expires 1/17/2015, Strike Price $40.00	40	39,600
Expires 1/16/2016, Strike Price $40.00	5	5,550
Royal Caribbean Cruises Put
Expires 1/17/2015, Strike Price $40.00	20	480
Salesforce.com Put
Expires 1/17/2015, Strike Price $30.00	50	350
Expires 1/17/2015, Strike Price $40.00	80	5,200
Expires 1/17/2015, Strike Price $45.00	70	11,270
Expires 1/16/2016, Strike Price $35.00	50	9,200
Expires 1/16/2016, Strike Price $50.00	10	6,600
Semtech Put
Expires 9/20/2014, Strike Price $27.00	20	8,000
ServiceNow Put
Expires 8/16/2014, Strike Price $55.00	15	1,050
Expires 11/22/2014, Strike Price $55.00	25	9,950
Expires 11/22/2014, Strike Price $70.00	10	12,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

PURCHASED OPTIONS‡* — continued

	Contracts	Value

Shutterstock Put
Expires 11/22/2014, Strike Price $55.00	10	$1,250
Sirona Dental Systems Put
Expires 9/20/2014, Strike Price $75.00	15	750
Expires 12/20/2014, Strike Price $75.00	5	850
SolarCity Put
Expires 10/18/2014, Strike Price $45.00	15	690
Expires 10/18/2014, Strike Price $55.00	10	1,750
Expires 1/17/2015, Strike Price $45.00	15	1,815
Expires 1/17/2015, Strike Price $50.00	15	4,050
Expires 1/16/2016, Strike Price $35.00	5	1,110
Expires 1/16/2016, Strike Price $40.00	10	3,350
Expires 1/16/2016, Strike Price $45.00	10	4,750
SPDR S&P 500 ETF Trust Put
Expires 9/20/2014, Strike Price $165.00	50	1,850
Expires 10/18/2014, Strike Price $185.00	15	4,500
Expires 1/17/2015, Strike Price $175.00	40	13,320
SPDR S&P Retail ETF Put
Expires 12/20/2014, Strike Price $80.00	50	11,350
Synchronoss Technologies Put
Expires 12/20/2014, Strike Price $40.00	10	3,300
Tableau Software Put
Expires 10/18/2014, Strike Price $50.00	15	1,500
Expires 10/18/2014, Strike Price $60.00	20	8,000
Tempur-Pedic Put
Expires 1/17/2015, Strike Price $30.00	33	165
Tesla Motors Put
Expires 1/17/2015, Strike Price $115.00	5	245
Expires 1/17/2015, Strike Price $150.00	5	1,615
Expires 1/17/2015, Strike Price $160.00	2	950
Expires 1/16/2016, Strike Price $110.00	2	1,010
Expires 1/16/2016, Strike Price $150.00	4	5,316
Textura Put
Expires 9/20/2014, Strike Price $25.00	20	5,300
Expires 12/20/2014, Strike Price $20.00	10	1,750
TripAdvisor Put
Expires 1/17/2015, Strike Price $50.00	20	200
Expires 1/17/2015, Strike Price $70.00	5	575
Expires 1/16/2016, Strike Price $60.00	5	1,550
Expires 1/16/2016, Strike Price $70.00	15	7,950
Trulia Put
Expires 1/16/2016, Strike Price $30.00	5	1,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

PURCHASED OPTIONS‡* — continued

	Contracts	Value

Twitter Put
Expires 1/17/2015, Strike Price $30.00	10	$760
Expires 1/17/2015, Strike Price $60.00	5	8,000
Expires 1/16/2016, Strike Price $50.00	5	6,355
Ultimate Software Group Put
Expires 10/18/2014, Strike Price $155.00	7	14,980
Expires 10/18/2014, Strike Price $160.00	10	25,800
UltraTech Put
Expires 11/22/2014, Strike Price $30.00	10	6,200
Under Armour Put
Expires 10/18/2014, Strike Price $57.50	16	1,216
Expires 1/17/2015, Strike Price $40.00	20	200
Expires 1/17/2015, Strike Price $45.00	10	300
Expires 1/17/2015, Strike Price $55.00	16	2,432
Veeva Systems Put
Expires 9/20/2014, Strike Price $25.00	10	2,400
Whiting USA Trust I Put
Expires 9/20/2014, Strike Price $5.00	24	7,200
Williams Sonoma Put
Expires 1/17/2015, Strike Price $47.00	21	525
Workday Put
Expires 1/17/2015, Strike Price $60.00	10	1,650
Expires 1/17/2015, Strike Price $85.00	12	12,000
Expires 1/16/2016, Strike Price $65.00	20	13,800
Expires 1/16/2016, Strike Price $70.00	4	3,480
Expires 1/16/2016, Strike Price $75.00	8	9,200
Yelp Put
Expires 1/17/2015, Strike Price $60.00	4	2,224
Expires 1/16/2016, Strike Price $50.00	4	2,492
Zillow Put
Expires 11/22/2014, Strike Price $100.00	5	1,700

		866,220

TOTAL PURCHASED OPTIONS (Cost $1,418,719)		$1,003,655

WRITTEN OPTIONS ‡* — (0.7)%
Call
Agnico-Eagle Mines Call
Expires 8/16/2014, Strike Price $45.00	(10)	(40)
Expires 11/22/2014, Strike Price $42.50	(10)	(1,270)
Expires 1/17/2015, Strike Price $50.00	(10)	(590)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

WRITTEN OPTIONS‡* — continued

	Contracts	Value

Agrium Call
Expires 10/18/2014, Strike Price $97.50	(7)	$(560)
Apple Call
Expires 8/16/2014, Strike Price $92.86	(14)	(4,830)
Archer Daniels Midland Call
Expires 9/20/2014, Strike Price $45.00	(10)	(2,210)
China Mobile Call
Expires 9/20/2014, Strike Price $50.00	(5)	(2,550)
Computer Sciences Call
Expires 9/20/2014, Strike Price $65.00	(30)	(4,110)
ConocoPhillips Call
Expires 8/16/2014, Strike Price $82.50	(2)	(266)
Delta Air Lines Call
Expires 9/20/2014, Strike Price $47.00	(20)	(180)
Dolby Laboratories Call
Expires 9/20/2014, Strike Price $45.00	(15)	(1,500)
Flextronics International Call
Expires 10/18/2014, Strike Price $11.00	(30)	(570)
Expires 1/17/2015, Strike Price $12.00	(30)	(810)
Gap Call
Expires 9/20/2014, Strike Price $45.00	(40)	(800)
GlaxoSmithKline Call
Expires 8/16/2014, Strike Price $50.00	(10)	(100)
Expires 11/22/2014, Strike Price $57.50	(10)	(90)
Hanesbrands Call
Expires 8/16/2014, Strike Price $105.00	(5)	(110)
Expires 10/18/2014, Strike Price $90.00	(15)	(15,750)
Hertz Global Holdings Call
Expires 8/16/2014, Strike Price $28.00	(40)	(4,800)
Hologic Call
Expires 9/20/2014, Strike Price $23.00	(20)	(7,200)
Intuit Call
Expires 10/18/2014, Strike Price $87.50	(10)	(1,300)
Janus Capital Group Call
Expires 9/20/2014, Strike Price $13.00	(20)	(400)
Expires 12/20/2014, Strike Price $14.00	(20)	(700)
JetBlue Airways Call
Expires 9/20/2014, Strike Price $11.00	(10)	(450)
JM Smucker Call
Expires 10/18/2014, Strike Price $110.00	(16)	(1,040)
Kimberly-Clark Call
Expires 10/18/2014, Strike Price $120.00	(20)	(200)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

WRITTEN OPTIONS‡* — continued

	Contracts	Value

Liquidity Services Call
Expires 9/20/2014, Strike Price $15.00	(40)	$(2,240)
Marathon Oil Call
Expires 8/1/2014, Strike Price $40.00	(15)	(75)
Medtronic Call
Expires 11/22/2014, Strike Price $70.00	(5)	(265)
Merck Call
Expires 8/16/2014, Strike Price $60.00	(30)	(150)
Oracle Call
Expires 8/1/2014, Strike Price $42.50	(15)	(30)
Suncor Energy Call
Expires 9/20/2014, Strike Price $45.00	(20)	(380)
Tyco International Call
Expires 10/18/2014, Strike Price $46.00	(12)	(732)
Whiting Petroleum Call
Expires 9/20/2014, Strike Price $77.50	(15)	(16,800)
Expires 9/20/2014, Strike Price $85.00	(10)	(5,600)
Xerox Call
Expires 1/17/2015, Strike Price $14.00	(30)	(1,620)

TOTAL WRITTEN OPTIONS (Premiums Received $78,447)		$(80,318)

Percentages are based on Net Assets of $11,329,795.

*	Non-income producing security.
‡	For the year ended July 31, 2014, the total amount of all open purchased options and written options, as presented in the Schedule of Investments, is representative of the volume of activity for this derivative type during the year.
(A)	All or a portion of the shares have been committed as collateral for open short positions.
(B)	Underlying security for a written/purchased option.
(C)	Floating rate security — Rate disclosed is the rate in effect on July 31, 2014.
(D)	The rate shown is the 7-day effective yield as of July 31, 2014.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

FTSE — Financial Times and Stock Exchange

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

The following is a summary of the inputs used as of July 31, 2014 in valuing the Fund’s investments carried at value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$10,249,327	$—	$—	$10,249,327
Registered Investment Companies	319,858	—	—	319,858
Preferred Stock	15,481	—	—	15,481
Warrants	—	1,192	—	1,192
Short-Term Investment	44,498	—	—	44,498
Purchased Options	1,003,655	—	—	1,003,655

Total Investments in Securities	$11,632,819	$1,192	$—	$11,634,011

Liabilities	Level 1	Level 2	Level 3	Total
Common Stock	$(534,430)	$—	$—	$(534,430)
Written Options	(80,318)	—	—	(80,318)

Total Liabilities	$(614,748)	$—	$—	$(614,748)

During the year ended July 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. During the year ended July 31, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

See Note 2 for further details of valuation leveling considerations.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $7,867,030)	$10,630,356
Options purchased, at value (Cost $1,418,719)	1,003,655
Deposits held at Prime Broker	548,173
Dividends and Interest Receivable	8,438
Reclaims Receivable	1,022
Receivable from Investment Adviser	421
Prepaid Expenses	3,724

Total Assets	12,195,789

Liabilities:
Securities Sold Short, at Value (Proceeds $343,719)	534,430
Written Options, at Value (Premiums Received $78,447)	80,318
Payable due to Prime Broker	200,132
Shareholder Service Fees Payable	3,419
Chief Compliance Officer Fees Payable	1,292
Payable due to Administrator	1,197
Payable due to Trustees	372
Other Accrued Expenses	44,834

Total Liabilities	865,994

Net Assets	$11,329,795

Net Assets Consist of:
Paid-in-Capital	$11,631,504
Undistributed Net Investment Income	63,200
Accumulated Net Realized Loss on Investments, Purchased Options, Written Options and Securities Sold Short	(2,520,583)
Net Unrealized Appreciation on Investments, Purchased Options, Written Options and Securities Sold Short	2,155,680
Net Unrealized Depreciation on Foreign Currency Translation	(6)

Net Assets	$11,329,795

Net Asset Value, Offering Price Per Share — (unlimited authorization — no par value) Advisor Class Shares ($11,329,795 ÷ 1,158,190)	$9.78

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
FOR THE YEAR ENDED
JULY 31, 2014

STATEMENT OF OPERATIONS
Investment Income
Dividend Income	$293,276
Less: Foreign Taxes Withheld	(10,781)

Total Investment Income	282,495

Expenses
Investment Advisory Fees	109,947
Administration Fees	15,509
Chief Compliance Officer Fees	2,902
Trustees’ Fees	1,592
Broker Fees and Interest on Securities Sold Short	50,017
Transfer Agent Fees	29,610
Audit Fees	21,661
Custodian Fees	20,565
Registration Fees	20,423
Printing Fees	19,431
Shareholder Servicing Fees	14,372
Dividend Expense on Securities Sold Short	4,903
Legal Fees	3,075
Insurance and Other Expenses	7,642

Total Expenses	321,649
Less: Waiver of Investment Advisory Fees	(101,811)
Fees Paid Indirectly	(4)

Net Expenses	219,834

Net Investment Income	62,661

Net Realized Gain (Loss) on:
Investments	861,889
Securities Sold Short	(866,762)
Purchased Options	(660,198)
Written Options	(176,651)
Foreign Currency Transactions	(2,947)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	931,624
Securities Sold Short	495,226
Purchased Options	118,217
Written Options	37,456
Foreign Currency Transactions	11

Net Realized and Unrealized Gain on Investments	737,865

Net Increase in Net Assets Resulting from Operations	$800,526

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Income (Loss)	$62,661	$(8,967)
Net Realized Loss on Investments, Securities Sold Short, Purchased and Written Options and Foreign Currency Transactions	(844,669)	(989,218)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Purchased and Written Options and Foreign Currency Transactions	1,582,534	746,915

Net Increase (Decrease) in Net Assets Resulting from Operations	800,526	(251,270)

Dividends and Distributions:
Net Investment Income	(1,889)	—
Net Realized Gain	—	(440,786)

Total Dividends and Distributions	(1,889)	(440,786)

Capital Share Transactions:
Issued	10,250	57,654
Reinvestment of Distributions	1,889	432,478
Redeemed	(319,581)	(848,794)

Net Decrease from Capital Share Transactions	(307,442)	(358,662)

Total Increase (Decrease) in Net Assets	491,195	(1,050,718)

Net Assets:
Beginning of Year	10,838,600	11,889,318

End of Year (including undistributed net investment income of $63,200 and distributions in excess of net investment income of $(8,136), respectively)	$11,329,795	$10,838,600

Share Transactions:
Issued	1,065	6,176
Reinvestment of Distributions	211	46,805
Redeemed	(34,870)	(91,383)

Net Decrease in Shares Outstanding	(33,594)	(38,402)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 31, 2011*
Net Asset Value, Beginning of Period	$9.09	$9.66	$9.99	$10.00

Income from Investment Operations:
Net Investment Income (Loss)(1)	0.05	(0.01)	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions.	0.64	(0.19)	0.12	—

Total from Investment Operations	0.69	(0.20)	0.13	(0.01)

Redemption Fees	—	—	—	—	††

Dividends and Distributions from:
Net Investment Income	— ††	—	(0.02)	—
Net Realized Gain	—	(0.37)	(0.44)	—

Total Dividends and Distributions	— ††	(0.37)	(0.46)	—

Net Asset Value, End of Period	$9.78	$9.09	$9.66	$9.99

Total Return†	7.61%	(2.18)%	1.43%	(0.10)	%***

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$11,330	$10,839	$11,889	$11,921
Ratio of Expenses to Average Net Assets (including dividends, broker fees, interest on securities sold short and excluding waivers, expense reimbursements and fees paid indirectly)	2.93%	3.33%	3.15%	2.93	%**
Ratio of Expenses to Average Net Assets (including dividends, broker fees, interest on securities sold short, waivers, expense reimbursements and fees paid indirectly)(2)	2.00%	2.51%	2.22%	1.62	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%	(0.08)%	0.09%	(0.21)	%**
Portfolio Turnover Rate	19%	20%	30%	11	%***

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Periods less than one year have not been annualized.

††	Amount less than $0.01.

*	Commenced operations on December 14, 2010.

**	Annualized.

***	Not annualized.

(1)	Per share data calculated using average shares method.

(2)	Excluding dividends, broker fees, and interest on securities sold short, the ratio of expenses to average net assets would have been 1.50% for the years ended July 31, 2014, July 31, 2013, July 31, 2012 and the period ended July 31, 2011, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 40 funds. The financial statements herein are those of the GRT Absolute Return Fund, a diversified fund (the “Fund”). The Fund commenced operations on December 14, 2010. The financial statements of the remaining funds in the Trust are presented separately. The Fund uses an absolute return strategy to seek to produce a positive return under most market conditions. In seeking to profit in either rising or falling markets, the Fund will generally take long positions in securities that GRT Capital Partners, L.L.C. (the “Adviser”), the Fund’s adviser, believes offer the potential for positive returns and take short positions in securities the Adviser believes are likely to underperform. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Purchased and written options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price or ask price, respectively.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2014, there were no fair valued securities.

All Registered Investment Companies held in the Fund’s portfolios are valued at the published net asset value.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of investment classifications, reference the schedule of investments.

For the year ended July 31, 2014, there have been no significant changes to the Trust’s fair value methodology.

Securities Sold Short — The Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. Upon entering into a short position, the Fund records the proceeds as a receivable from prime broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement.

THE ADVISORS’ INNER CIRCLE FUND II	GRT ABSOLUTE
RETURN FUND
JULY 31, 2014

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as broker fees and charges on securities sold short in its Statement of Operations. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in its Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley and pledged securities held at the custodian, Union Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

The Fund had prime brokerage borrowings throughout the year ended July 31, 2014 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate paid	Interest Paid
$348,043	$155,563	2.08%	$2,566

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken

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may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2014, the Fund did not have a tax liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended July 31, 2014, the Fund did not incur any interest or penalty.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Fund may invest in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or

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as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

The Fund employed an active strategy of purchasing and writing options in accordance with its investment strategy. The cost of purchased options and the premiums received for written options that are presented in the Schedule of Investments are representative of the volume of activity during the year ended July 31, 2014.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Written options transactions entered into during the year ended July 31, 2014 are summarized as follows:

	Number of Contracts	Premium
Balance at the beginning of the year	1,001	$92,782
Written	6,763	827,519
Exercised	(294)	(27,530)
Expired	(2,638)	(277,606)
Closing buys	(4,211)	(536,718)
Balance at the end of the year	621	$78,447

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Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2% on redemption of capital shares held less than fourteen days. For the year ended July 31, 2014, the Fund did not retain any redemption fees.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The GRT Value Fund and the GRT Absolute Return Fund (the “Funds”) and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of:

0.12% on the first $250 million of the Funds’ average daily net assets;

0.10% on the next $250 million of the Funds’ average daily net assets; and

0.08% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $190,000, which is allocated among the Funds based on relative net assets. There is also a minimum annual administration fee of $15,000 per additional class.

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The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the Fund’s Advisor Class Shares’ average net assets. For the year ended July 31, 2014, the Advisor Class Shares incurred 0.14% of average daily net assets or $14,372 of shareholder servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2014, the Fund earned $4 of cash management credits. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GRT Capital Partners, L.L.C. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses (excluding interest, dividend expenses, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.50% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period. As of July 31, 2014, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $110,766, expiring in 2015, $95,555 expiring in 2016 and $101,811 expiring in 2017. As of July 31, 2014, there has been no recoupment of previously waived and reimbursed fees.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $2,202,905 and $6,631,506, respectively, for the year ended July 31, 2014. There were no purchases or sales of long-term U.S. Government securities.

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7.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to investments in REITs, investment in Passive Foreign Investment Companies and foreign currency transactions have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
$10,564	$(10,564)

These reclassifications have no impact on net assets or net asset value per share. The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$1,889	$—	$1,889
2013	375,818	64,968	440,786

As of July 31, 2014, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income	$70,339
Capital Loss Carryforwards	(1,470,725)
Unrealized Appreciation/(Depreciation)	1,770,103
Other Temporary Differences	(671,426)

Total	$(301,709)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally,

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post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$1,268,929	$201,796	$1,470,725

Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding short-term investments, securities sold short, purchased options and written options, held by the Fund at July 31, 2014 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$8,252,580	$3,168,826	$(791,050)	$2,377,776

8.	Other:

At July 31, 2014, 94% of total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss is remote.

9.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and Shareholders of GRT Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GRT Absolute Return Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period December 14, 2010 (commencement of operations) to July 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GRT Absolute Return Fund at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period December 14, 2010 (commencement of operations) to July 31, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2014

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

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deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-GRT-4GRT. The following chart lists Trustees and Officers as of July 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.
Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.
Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust New Covenant Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited . Director of the Distributor since 2003. Chairman of the Board of Trustees of The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.
3	Denotes Trustees who may be deemed to be ‘‘interested’’ persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II Bishop Street Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

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Other Directorships Held by Officer
None.
None.
None.
None.
None.
None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/14	Ending Account Value 07/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,081.90	1.87%	$9.65
Hypothetical 5% Return	$1,000.00	$1,015.52	1.87%	$9.35

*	Expenses are equal to the Fund’s annualized expense ratio (including dividend expense and prime broker fees on securities sold short) multiplied by the average account value or the period, multiplied by 181/365 (to reflect the one-half year period).

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2014 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2014 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2014, the Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Interest Related Dividend(3)	Short Term Capital Gain Distributions(4)
0.00%	100.0%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution for calendar year ended 2013. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividend” expired after December 31, 2013.

(4)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution for calendar year ended 2013 that is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short Term Capital Gain Dividend” expired after December 31, 2013.

GRT Absolute Return Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

GRT Capital Partners, L.L.C.

One Liberty Square

Floor 11

Boston, MA 02109

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

GRT-AR-002-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2014			2013
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$508,490	N/A	N/A	$458,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	$2,740	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $10,500 and $13,240 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller and
Chief Financial Officer
Date: October 7, 2014